SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 15, 2002


                         CARMAX AUTO OWNER TRUST 2001-2


             (Exact name of registrant as specified in its charter)


       Delaware                 333-36692-01                    51-6524088
    (State or other             (Commission                   (IRS Employer
     jurisdiction                File No.)                 Identification No.)
   of incorporation)

  4900 Cox Road, Glen Allen, Virginia                           23060
(Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code: 804-747-0422


Item 5               Other Events.

                     On February 15, 2002, the servicer for the CarMax Auto Owner Trust 2001-2 delivered to the indenture trustee (for the indenture trustee to forward to each Noteholder of record as of the most recent record date) and to the owner trustee (for the owner trustee to forward to each Certificateholder of record as of the most recent record date) the Statement to Noteholders and Certificateholders for the collection period ended January 31, 2001.



                                      - 1 -


Item 7(c).           Exhibits.

      99.1 CarMax Auto Owner Trust 2001-2 Statement to Noteholders and Certificateholders for the collection period ended January 31, 2001.





                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CARMAX AUTO OWNER TRUST 2001-2



                                            By:       CARMAX AUTO
                                                      SUPERSTORES, INC.,
                                                      as Servicer


                                            By:       /s/Philip J. Dunn
                                                      Treasurer



Date:      February 15, 2002


                                       -2-



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    EXHIBITS
                                       TO
                                    FORM 8-K


                        POOLED AUTO SECURITIES SHELF LLC




                                INDEX TO EXHIBITS



    Exhibit
    Number           Exhibit


      99.1 CarMax Auto Owner Trust 2001-2 Statement to Noteholders and Certificateholders for the collection period ended January 31, 2001.